EXHIBIT 10.12

                                 PROMISSORY NOTE
Los Angeles, California
$50,000                         October  9  ,  2004
                                        ----

     1. 90 business days after the date of this Note, UC HUB, a public company traded under the ticker symbol of UCHB, the undersigned Maker, promise to pay to the order of Mrs. Bonnie K. Farmworth an accredited
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          investor,  located  at  460  Orchard  Drive,  Naples, FL  34102 of her
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          assignee  ("Payee")  the  sum of $50,000 in stock only, at forty-three cents (.43) October 7, 2004. Principal under this Note shall be paid in Rule 144 stock Mrs. Farmworth has reviewed the Public Company's
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          filings,  business  plan  and  has discussed this automatic conversion note with management. This debt is not associated to or in lieu of any other contractual or legal obligation to Payee other than the following options. If SEC approved, "Payee" should receive piggyback rights on the first $50,000 investment of 43 cents a share. In addition, "Payee" shall receive $50,000 of warrants at a 25% discount off market price at the time of conversion, and such warrants have a two year term from October 7, 2004 and are null and void thereafter. Payee acknowledges and accepts that the Mercer Group, Inc. will be paid a 10% finders' fee.

                                  ACCELERATION

2. All liabilities of the undersigned to the Payee, including this note, will at the option of the Payee, mature and become due and payable immediately without presentment or notice no sooner than 90 days from the day of this signed note or on and daters thereafter at the sole discretion of Mrs. Bonnie Farmsworth. In addition, this note and all other obligations, direct or contingent, of any Maker or endorser of this note to the payee will become due and payable immediately, without presentment or notice, if:

     (1)  Maker fails to make the required payment when due.

     (2)  Maker or endorser, surety, or guarantor of this note:

          (i) Fails, after demand, to furnish financial information or to permit inspection of any books or records.
          (ii)   Suspends business.
          (iii)  Becomes  insolvent  or  offers  settlement to any creditors.
          (iv) Files a petition in bankruptcy, either voluntary or involuntary.
          (v) Institutes any proceedings under any bankruptcy or insolvency laws relating to the relief of debtors.
          (vi)   Gives notice  of  any  intended  bulk  sale.
          (vii) Mortgages, pledges, assigns, or transfers any accounts receivable or other property, in trust or otherwise, without the written consent of the Payee.
          (ix) Makes any false statement or representation orally or in writing, fails to furnish information, or fails to permit inspection of any books or records on demand of the payee.
          (x)    Fails  to  pay  any  obligation  when  due.

     (3) Payee or holder discovers that any misrepresentation was made to payee on or behalf of Maker to obtain credit or an extension of credit.


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     (4)  Any legal action is commenced against Maker or any endorser, surety, or guarantor,  including:

          (i)  Entry  of  judgment.

          (ii) Issuance of a writ of attachment, order of garnishment, order or subpoena in supplementary proceedings, execution, or similar process.

                                COLLECTION COSTS

     5. If this note is not paid in full when it becomes due, Maker agrees to pay all collection costs, including, but not limited to all attorney and court costs necessary to enforce or collect, this Note for nonpayment at maturity.

                                     WAIVERS

     6. Maker waives trial by jury in any litigation arising out of or relating to this note in which Payee or a holder of this note is an adverse party further waivee the right to interpose any defense, set-off, or counterclaim of any nature or description, which rights are expressly waived except as provided by law.

                                  GOVERNING LAW

     7. This note will be governed by the laws of the State of California, including the Uniform Commercial Code in force in the State of California.


Maker

/s/  Larry  Wilcox
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UC  HUB

Its  President/CEO

Larry  Wilcox

UC  HUB

10390 Commerce Center Drive, Suite 250

Rancho Cucamonga, California  91730

909 945 8563 Phone

888 525 5266 Fax

lwilcox@uchub.net
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FEDEX:  Larry Wilcox
10 Appaloosa Lane
West Hills,  CA  91307


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